SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   June 30, 2003
                                                                   -------------


                                  CERBCO, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


      0-16749                                              54-1448835
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(Commission File Number)                       (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                            20785-1608
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(Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)


                                      None
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          (Former name or former address, if changed since last report)

Item 5.    Other Events.

     See press release of the registrant dated June 30, 2003 attached hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2003                          CERBCO, Inc.
                                             -----------------------------------
                                             (Registrant)


                                             /s/Robert W. Erikson
                                             -----------------------------------
                                             Robert W. Erikson
                                             President




                                                                 PRESS RELEASE
                                                         For Immediate Release


                       CERBCO DECLARES 2003 CASH DIVIDENDS


LANDOVER, MD - June 30, 2003: CERBCO, Inc. [OTC:CERB] announced that the Company declared cash dividends on June 30, 2003 of ten cents ($.10) per share on its Common Stock and ten cents ($.10) per share on its Class B Common Stock. Both dividends are to be paid on or about July 31, 2003 to the stockholders of record at the close of business on July 15, 2003.

     CERBCO, Inc. is a parent holding company with a controlling interest in one principal operating subsidiary, Insituform East, Inc. [OTC:INEI] (excavationless sewer and pipeline rehabilitation).


                                      * * *
Contact:      Robert W. Erikson                        George Wm. Erikson
              President                                Chairman
              (301) 773-1784                           (301) 773-1784